UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2010 (November 16, 2010)

RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to include a complete copy of the transcript that was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed by Rurban Financial Corp. with the Securities and Exchange Commission on November 22, 2010 (the “November 22, 2010 Form 8-K”).  The transcript furnished as Exhibit 99.1 to the November 22, 2010 Form 8-K inadvertently omitted certain portions of the transcript of the conference call and webcast held on November 16, 2010.  The corrected transcript is attached hereto as Exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition.

On November 16, 2010, Rurban Financial Corp. (the “Company”) hosted a conference call and webcast to discuss its financial results for the third quarter ended September 30, 2010.  A copy of the transcript for the conference call and webcast is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

99.1	Transcript of conference call and webcast conducted on November 16, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: December 9, 2010	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K/A
Dated December 9, 2010

Rurban Financial Corp.

Exhibit No.	Description

99.1	Transcript of conference call and webcast conducted on November 16, 2010